                                 Form 8-K


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


      Date of Report (Date of Earliest Event Reported) March 20, 1997


              CURRENT REPORT PURSUANT TO SECTION 13 or 15 (d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934


                      Commission file number: 1-13418


                      Falcon Building Products, Inc.
          (Exact Name of Registrant as Specified in Its Charter)


                Delaware                             36-3931893
       (State or Other Jurisdiction of           (I.R.S. Employer
       Incorporation or Organization)           Identification No.)


                           Two North Riverside Plaza
                            Chicago, Illinois 60606
                    (Address of Principal Executive Office)


                                (312) 906-9700
              (Registrant's telephone number, including area code)


                                Not Applicable
       (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

         On March 20, 1997, Falcon Building Products, Inc. ("Falcon") and Investcorp executed a definitive agreement providing for the merger of Falcon with an affiliate of Investcorp.

         The press release announcing the above is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              99.1 Press release issued by Falcon Building Products, Inc. and Investcorp on March 20, 1997.





                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FALCON BUILDING PRODUCTS, INC.



                                   By:  /s/  Sam A. Cottone
                                        -------------------
                                        Sam A. Cottone
                                        Senior Vice President and
                                        Chief Financial Officer



Dated:  March 20, 1997